DEAR SHAREHOLDERS:
================================================================================


                                   2000 RETURN



BAR CHART

Dow Jones Internet Index           -66.0%
NASDAQ                             -39.2%
Value Line Index                    -8.7%
Dow Jones Industrials               -4.7%
Average USStock Fund*               -1.7%
S&P 500                             -9.1%
Oak Value Fund                      18.2%



Last year in this space (see the INVESTMENT TRACK RECORDS AND TIME HORIZON box from last year's letter, available on our website), we pointed out the folly of judging investment managers on individual calendar years of performance. For some of you this advice may have helped steel your resolve despite an unimpressive 1999. Congratulations; 2000 results should have you smiling even more brightly than those who never doubted us (by the way, thanks, Mom).

As has now been widely reported (in the media's typical "shut the barn door after the horse has run away" fashion), the gravy train derailed for investors in 2000, with multiple reported casualties. Many new investors were victimized by the gambler's curse: "One of the worst things that can happen in life is to win a bet on a horse at an early age." Lulled by early success and as convinced of their financial acumen as they were of their imminent retirements, many took too much risk, ignored enduring investment principles (and truth be told, even common sense) and paid the price with loss of capital in an often unforgiving year.

We hope you don't think us impolitic to ask you to deliver a message for us, to anyone who will listen: we told you so. That's right, many of you have ample call to crow about the investment results earned by the Oak Value Fund (the "Fund") for 2000, and we invite you to do so. We thank you for your support when the rest of the world left value investing for dead. You had to endure the scorn of others, as we did, in the wake of a weak 1999 showing and the continued madness of early calendar 2000 when things were darkest.

Hopefully we helped you avoid the damaging aftermath with a few things we said about the time when things were at their worst (also from the December, 1999 letter, published in early 2000). For instance:

* "We are resolved not to capitulate to irrational pricing no matter how many twenty-something speculators make a hillion jillion dollars in those stocks." FOLLOW UP: The Dow Jones Composite Internet Index lost 66% last year. Many who weren't in early enough to catch all of the upside not only traced a similar downward path but actually find themselves in the red on dollars committed to chasing hype. There used to be a commercial that said "on the internet, no one knows you're a dog." Given adequate time however, they seem to be able to find out when your stock is one.

* "We are in the midst of an age when internet millionaires are created by the gross. When the market value of six publicly-traded newspaper companies
     - combined - was recently two-thirds that of Yahoo's." FOLLOW UP: Yahoo peaked at $200 and closed 2000 at roughly $30, an 85% loss, despite its large revenue growth and (rare for `net firms) profitability.

* "While many investors have accepted as a foregone conclusion that technology is the only area that matters for a successful investing future, we remain skeptical about the efficacy of that conclusion." FOLLOW UP: As we have detailed in this space ad nauseam, our quibble was not with technology per se, but rather with nosebleed valuations. The technology sector of the S&P 500 fell 40% in price during 2000. Whether prices recover from here or not, many people will have already reacted to that size move and recorded real losses of real dollars.

* "...the returns of companies that lose money far and away outpace those that earn profits. Risk is in; margin of safety is out." FOLLOW UP: Take note of how conversations about investments, unavoidable in nearly any environment last year, have become Sherlock Holmes' "dog that didn't bark" this year. CNBC began 2001 with "investor education week." Great timing. If you see their omnipresent stream of

Line Chart:
Text in line chart: "What a Long, Strange Trip It's Been." The Grateful Dead

A gap you could drive a truck through...  ...goes poof!


% RETURN

         Oak Value Fund    S&P 500   NASDAQ Comp

12/31/98        0              0          0
3/31/99         0             10         15
6/30/99         5             10         20
9/30/99       -10              5         25
12/31/99       -4             20         85
3/31/00        -8             20        110
6/30/00        -4             20         80
9/30/00         0             20         95
12/31/00       15             10         15



ticker tape and talking heads disappear from TV screens in nightclubs, gyms, and restaurants (in that order), pessimism will be at its zenith.

In the meantime, we suspect many individuals are holding shares with vastly higher cost bases than their current worth, and are waiting for them to "come back." Best of luck on the wait. Waves of mania as exaggerated as the one we just came through are not usually repeated in short cycles. Only a very quick return to ridiculous valuation extremes would rescue the worst offending companies, since for many their negative cash flow situations mean that the grim reaper of bankruptcy or liquidation awaits.

We certainly wouldn't want our investment future tied to waiting for a return to historic levels of optimism and outlier valuation extremes as the only path to positive results. Thankfully we don't have to, because we continue as we always have - following a consistent discipline of buying good companies at rational prices. Both longer term and more recent experience highlight that the value of those concepts for investors remains intact.

                                 MARKET BACKDROP

Continuing a pattern begun after the March 10 NASDAQ peak, the broad market presented a perilous environment in the fourth quarter. The S&P 500 failed to gain any traction in the face of a continued technology slump, losing 8.1% for the fourth quarter and closing out a dismal Y2K at -9.1%, reportedly the Index's worst showing since the late 1970s. The Oak Value Fund scored healthy positive results for a third consecutive quarter against this dismal backdrop.

A sizable reversal is indicated in the chart above chronicling the past two calendar years of market activity. We highlight these particular years (out of a longer track record and market history) because we think they should be "bronzed" in the memory of all investors, whether you followed and got caught up in the technology/dot-com/IPO/day-trading-driven market or not. Rational observers knew in their minds that it almost had to end badly, but emotionally it was hard to be in the thick of it and not get drained watching NASDAQ and its minions march higher while neighbors, co-workers, aunts, nephews, kids, lawn care pros, dental hygienists, etc. prattled endlessly about options, new highs, stock tips, and IPO-flipping. We heard tell of a growth fund manager completely dismissing concerns about extended valuations and proceeding to actually weep at the emotions she felt for what her fund's gains in the market were doing for shareholders. In the aftermath of 2000's market carnage, we suspect shareholders may be the ones sobbing.

But we held on to rationality, you and us, and the outlook for the Fund's positions generally improved as the pages of the calendar turned. Our portfolio positions came up short in the first quarter of the year, but a spring/early summer rebound roughly erased the first quarter's deficit. Continued price improvements through September brought Fund performance substantially into the black versus the market for the calendar year to date. The year was capped by the holiday gift of substantive price improvements for Fund holdings, especially welcome for their defiance of a fourth quarter that cruelly battered and punished portfolios long on risk and short on business fundamentals.

The "off the chart-ness" of the NASDAQ performance path shown above distorts the picture somewhat, but the gap in performance for the Fund versus the S&P 500 was nearly as daunting at a whopping 30 percentage points in March, a fact that was more disturbing since the S&P 500 is the Fund's performance benchmark. Be sure to check the chart's scale; the size of the deficit we were facing is hard to overstate. Making up that distance in less than one year is a reversal as astounding in its alacrity as its breadth. By all rights, we should have been years in erasing that deficit.

One reason it didn't take years is the complete implosion of formerly highflying names that we didn't own. (Though it's getting harder to remember why, many of these were companies that we and our value brethren were ridiculed and disparaged for "not understanding" when they were in their go-go days.) In the ensuing market, not only did we play well, but the other team fell apart. This was the very risk we were committed to protect shareholder funds against by choosing to maintain our philosophy and not trade principle (or principal) for fashion.

                       2000 PORTFOLIO PERFORMANCE RESULTS

Getting the 18.2% annual posting for the Fund in 2000 wasn't falling off a log, either for us in managing or for you as shareholders in keeping the faith, especially early in the year. Consider a few less conventional measuring sticks against which to judge 2000 results. Two different sources calculated 2000 results for the S&P 500 excluding the negative influence of its technology component. Depending on who crunches the numbers, the results were either -4.3% or +6.5%. Or consider the simple average of the return of all 500 stocks in the Index in 2000, i.e., sum the returns and divide by 500, which is different than the published S&P return, which gives more weight to larger companies. This "equal-weighted" S&P was positive rather than negative, but barely double digits at 10.4%. When placed in this less widely reported but arguably more representative context, earning decent results in 2000, let alone the Fund's high teens posting, required more than the one-trick-pony of not having much tech exposure, and is in our view therefore all the more impressive.

In fact, the Fund's results last year were driven by a broad collection of successful stock picks. Drivers of increases in the Fund's value during the fourth quarter were fairly broad based, with strength in consumer-type issues - consumer products (led by Avon), media, advertising and even telecommunications, a generally weak area for the market. The diversified category (essentially Berkshire Hathaway, +13% for class B shares for the fourth quarter) showed continued improvement, as did insurance. Even our selected technology and telecom picks managed quite nicely as a group, more than holding their own in those otherwise free-falling sectors of the market.

We can surmise several sources for the stock price improvement in a variety of Fund holdings. Generally it seems there has been a growing recognition by other market participants of the values we have been crowing about for some time. Additionally, year-end 2000 price strengthening was likely coupled with the withering of the neglect factor: falling technology stocks no longer seemed to represent the only choice for new investment dollars. This appears to have finally attracted capital back into many of the quality businesses held by the Fund (in direct contrast to 1999 and January and February of 2000) and helped move their stock prices higher.

Finally it seems, many of our favorite holdings have begun to get their due, including financials and insurance, joined by consumer, media, and selected telecom positions to close out the year on a quite positive note versus the bleak outlook for many investors. We had several substantive price moves during the latter half of 2000 that helped nudge performance out of the middle ground of "better than a weak market" into the realm of a truly good year.

                       PORTFOLIO "CURRENT EVENTS" SUMMARY

For example, we have previously expressed the view that market participants had been too obsessed (until recently) with interest rate increase worries to focus on the underlying fundamental strength of the specific financials we had selected for the Fund portfolio. It has been our contention that while their stock prices were weak and the macro environment less than ideal, their underlying businesses were on solid footing and making progress.

                        DISTRIBUTION BY BUSINESS CATEGORY



Telecom                 14%
Cash                    13%
Consumer Related        12%
Diversified             12%
Finance Related          8%
Insurance                8%
Marketing Services       9%
Media                   13%
Retail                   2%
Technology               9%



We specifically mentioned several such issues in our last semi-annual report dated June 30, 2000. We lamented last June that "Solid performances (are) going on at Ambac, Household, and AFLAC that, unfortunately, continue to go largely ignored and not properly reflected in their stock prices." Somebody out there apparently heard us, since from June to December, financials and insurance were big contributors to positive performance for the Fund, and these three were no small part of that phenomenon.

We also wrote about Dun and Bradstreet and Freddie Mac six months ago, and provide updates on their recent disposition in the Fund portfolio in the trading activity section on page 5. The abridged version: we were happy to trade out Freddie Mac as it hit our price target on the upside, while D&B and its Moody's spinout were sold for a more modest gain, based chiefly on management concerns.

Consistent with our past practice of providing information across the spectrum of the portfolio, typically presenting at least one company from each business category for a detailed focus, we provide brief updates below for the same nine companies from nine business categories chronicled in our last semi-annual report dated June 30, 2000.

In the Diversified category, you might think there would be little more to say about BERKSHIRE HATHAWAY versus what is detailed in our already voluminous published thoughts, including our separate research notes on the company from earlier this year (copies available). You'd be almost right, except for the short piece we have included at the end of this report that serves as something of a summary of our previous thoughts plus a few new ones.

In the Marketing Services category (previously labeled "Advertising") we have covered the travails of VALASSIS COMMUNICATIONS in past communications. A late year 2000 earnings shortfall at Valassis appears to be confined to short-term decisions by some of their major customers, but it did cause uncertainty and the typically attendant stock price weakness. Third quarter share price weakness into the $20 range improved considerably to end the calendar year in the low $30s. At recent prices, it remains our view that the market continues to appreciably undervalue Valassis' long term business potential. There is no substantive change from our third quarter portfolio commentary (see our website or call 1-800-622-2474 for a copy) about E W SCRIPPS in the Media category, other than that the Department of Justice has in fact approved the joint operating agreement for their Denver newspaper. We think this outcome removes a cloud (a newspaper war that eliminated profits there) that has masked the good news that exists in the rest of the company, specifically very attractive growth in "category" cable television businesses. Scripps' impressive growth rates in both existing properties (Food Network and Home and Garden TV) and new ones being developed are creating what we believe to be considerable value within the company.

Great business progress and, finally, some share price improvement to show for it, was mentioned above for AFLAC in the Insurance category. While we have reduced the Fund's commitment to AFLAC based on valuation, we still like the business a lot. Ditto for AMBAC in the Finance Related category. In the Consumer Related category, we remain frustrated with COKE'S inability to produce consistent revenue and earnings growth and the concomitant stock price weakness. (We could frankly make exactly the same statement about our other major consumer holding, GILLETTE. And we acted on similar concerns for Consumer Goods holding KODAK just this past quarter, as detailed below). Relative to Coke, we have said before, "should they (Coke's 15% earnings growth targets) prove achievable, those growth figures imply a healthy amount of upside for Coke's stock price, based on our internal valuation work." The challenge for us is patience with this fine business as it is weighed against other opportunities available in the market.

Within the Technology category, COMPAQ has been a poor performer for us thus far (roughly $25 average cost basis versus a December 31 price of $15) in a rough market for technology issues. Nonetheless, we have maintained our position despite price volatility. It has become quite fashionable to trash the PC "box makers". Our view on this issue with respect to Compaq is as before: "in our view, PC SERVERS will matter more to Compaq going forward than will PCs." And finally, in the telecom area, AT&T didn't perform well for us as an investment, and we sold it, as detailed in our third quarter 2000 portfolio commentary.

                                TRADING ACTIVITY

                       ANNUAL SUMMARY -- 2000 ELIMINATIONS
--------------------------------------------------------------------------------
             Chubb                  United Asset Management
          First Union                       AT&T
             Disney                    Allegiance Telecom
          Progressive                     Priceline.com
           Freddie Mac                      Moody's
          Eastman Kodak
       Dun and Bradstreet
--------------------------------------------------------------------------------
                   ANNUAL SUMMARY -- 2000 PORTFOLIO ADDITIONS
              (Net of positions that were eliminated intra-year.)
--------------------------------------------------------------------------------
     Charter Communications                  Sabre Group
          USA Networks                          Tellabs
        Compaq Computer                       XL Capital
            Comcast                       Republic Services
     Lexmark International                Partner Reinsurance



We added three names to the Fund in the fourth quarter, PARTNERRE, CENDANT, and LEXMARK INTERNATIONAL. PartnerRe provides reinsurance to other insurers across a broad array of product lines. Cendant provides a diversified group of services to businesses and consumers, primarily through franchise operations of hotels, rental cars, real estate brokerage and tax preparation. They primarily license franchises for, among others, well-known brands such as Ramada and Days Inn for lodging, Avis for car rentals, Coldwell Banker and Century 21 for real estate, and Jackson Hewitt for tax preparation. Lexmark is a leading maker of printers for home and office use and holds a major market share in inkjets.

We also eliminated five positions during the fourth quarter: EASTMAN KODAK, ALLEGIANCE TELECOMMUNICATIONS, FREDDIE MAC, DUN AND BRADSTREET and MOODY'S. Kodak has struggled to generate solid growth and now seems unlikely to live up to our expectations for greater value in a reasonable time frame. Through subsequent research, we concluded that the financial performance of Allegiance's mature business locations was not meeting an appropriate threshold and we sold shortly thereafter. When we conclude that an investment situation does not meet our expectations and we can't maintain a comfortable investment thesis for improvement through difficulties, we don't like to hang around. Conversely, we sold Freddie Mac positions into price strength, having achieved our expectations despite some earlier challenges in getting there. We think there is now more potential downside price risk in the stock than upside, based on political considerations, and felt more comfortable booking profits.

Dun and Bradstreet and Moody's were the two securities that were the outcome of the split-up of the old D&B, effective early in the fourth quarter. We have maintained an opinion that Moody's was the more desirable of the two businesses, and therefore worked our way out of Dun and Bradstreet (new) shortly after completion of the separation. Selling Moody's was a more difficult decision, because we believe it to be a rare item: a fantastic business with attractive growth prospects and good financial characteristics. Our research to follow up the split from D&B led us to meet with Moody's new management to discuss their plans for the future. We left as excited about the business itself as we could be. Unfortunately and regrettably, we also left with the opinion that Moody's shareholders will be fettered going forward by management's poor (and that's being charitable) decisions about allocation of the shareholders' free cash flow. Consistent with that view, we simply left; label us reluctant sellers of the entire Moody's position during the quarter.

                        4Q00 PORTFOLIO PURCHASE ACTIVITY

We added three new names to the Fund portfolio in the fourth quarter. We purchased positions in Partner Reinsurance, Cendant, and Lexmark International.



POSITION (BUSINESS)        SUMMARY INVESTMENT THESIS
    CENDANT        Previous financial statement irregularities related to
                   restatements for an acquired business, the associated
   (SERVICES       litigation (settled), and fear of economic sensitivity of
  FRANCHISING)     Cendant's businesses have all conspired to bring the stock price down to roughly three times 1999's cash flow from operations.

     LEXMARK       Lexmark's stock price has cascaded down from the $130s in
  INTERNATIONAL    March as techs have fallen from grace (the Fund's recent
                   average cost of shares for Lexmark was roughly $100 less
   (COMPUTER       than that peak). The cycle of  cash generation from and
   EQUIPMENT)      return on capital for inkjet printers' disposable cartridges reminds us of Gillette's razor and blades business model.

     PARTNER       High quality, diversified reinsurance company selling cheaply
   REINSURANCE     based on trough financial experience in the worst insurance market since the mid-1980s. Indications of firmer pricing
  (REINSURANCE)    should reward disciplined competitors like PartnerRe and XL
                   Capital (another Fund insurance holding).



                            TOP TEN HOLDINGS 12/31/00
--------------------------------------------------------------------------------

   Berkshire Hathaway, Inc.                  11.1%
   The Interpublic Group                      6.0%
   Comcast Corp.                              5.2%
   Scripps Co.                                5.2%
   Washington Post                            5.0%
   Avon Products                              4.7%
   Charter Communications                     4.5%
   Coca Cola Co.                              4.2%
   Household International                    4.0%
   Sabre Holding Corp.                        4.0%



                          4Q00 PORTFOLIO SALE ACTIVITY

POSITION (BUSINESS)        SUMMARY REASON FOR SALE

    ALLEGIANCE     Less desirable economics for their mature
     TELECOM       markets, coupled growing uncertainty
                   in the telecom sector, left us uncomfortable
   (TELECOM-       with the equation for potential
   MUNICATION      upside versus downside for Allegiance
    SERVICES)      and we departed.

    DUN AND        Effective early in the fourth quarter, the Dun and
   BRADSTREET      Bradstreet core business (information services) completed
                   the previously announced separation of itself from its
   (BUSINESS       Moody's subsidiary. We have maintained an opinion that
  INFORMATION      Moody's was the more desirable of the two businesses and
    SERVICES)      worked our way out of D&B shortly after completion of the
                   separation.

     MOODY'S       Our research on Moody's to follow up the split from
                   D&B left us with a real dilemma: we love the business
   (FINANCIAL      but aren't fond (to say the least) of new
  GUARANTEE AND    management's decisions about capital
   ASSURANCE)      allocation.

  EASTMAN KODAK    Continued failure to meet financial milestones
                   does not in our view bode well for recognition
  (PHOTOGRAPHIC    of the value that likely exists in Kodak's
    IMAGING)       film franchise.

   FREDDIE MAC     Despite what we view as a rock solid business, there
                   are real political risks in Freddie's current situation
    (MORTGAGE      that make us much less interested in the current price
   INSURANCE)      range than where we initiated the position.


We often employ trading strategies for the Fund that don't necessarily hit the "radar screen" of new or eliminated positions, i.e., those activities where we are either reducing weightings or adding to existing positions. In the fourth quarter, we trimmed the weights of some of the finance and insurance names that were significant drivers of performance. Included in this category are Ambac, Household, and AFLAC (even Freddie Mac started out being reduced and ended up in the eliminated category as its price increased up to our target). We think such trimming activity is important to our ability to generate good results over time. It allows us to make and implement relative value judgments

(usually price and portfolio weighting based) about positions - reducing commitments of capital to investment ideas that are working out for us while still maintaining some exposure to continued upside in good businesses. On the other side of the ledger, we are frequently given the opportunity to add to existing portfolio positions we know well at attractive prices that are offered unannounced by the recurring irrationality that is the stock market. The impact of these two types of trades can be somewhat stealthy - it won't show up when comparing quarter end to quarter end price changes for holdings to determine rough performance attribution, but they often add substantial value to the Fund over time when executed astutely.

                             CONCLUSION AND OUTLOOK

You may notice on the pie chart a few pages back that cash in the portfolio had built to 13% at the end of the calendar year. This is primarily a function of two factors. First, cash flows into the Fund have turned positive from the negative flows of much of 2000. Our plan is to put that cash to work as soon as we find additional businesses to wisely spend it on. The second factor nudging current cash up is that the results of the past year have presented us with a challenge: we want to make smaller percentage commitments to some of our favorite businesses, as their prices have rewarded us on the upside.

Continued market volatility coupled with our diligent search for value in areas of the market that have not been as rewarding as where we have already been is typically a prescription for us to put lots of cash to work at a moment's notice, dictated by the availability of good businesses with good management selling at attractive prices. If the markets of the past few years have reinforced any lessons, it's that PRICE MATTERS. We'll keep you posted on progress.

We invite you to feel good about 2000's results (for a bit anyway; we permitted ourselves three full minutes of rejoicing and then went back to work). We think the year's 18.2% return stands as an impressive absolute posting in its own right, ahead of reasonable long-term expectations. (Which is okay, because we need and in fact expect to have a few of those fat years to balance off the lean ones. This has tended historically to be the pattern of our return behavior that calls for patience in what look like tough times.) We knew last year and said in this space that: "...we have looked hard at the portfolio companies and on that count, we remain comfortable - no, make that convinced - that our portfolio companies are improving their underlying businesses and represent attractive investment opportunities going forward."

Patience and diligence led to an enjoyable outcome, based largely on that view, in the twelve months since. In reporting this year's good news as last year's "bad", we're happy to close with the same thought on tracking performance as before: "Of course, any particular three or twelve months isn't how we measure progress. We prefer to focus on and track the advancement of the value of the underlying businesses of portfolio companies, believing that when that occurs, value builds pari passu and returns generally follow." Focusing on the businesses of portfolio companies is our game, and we'll continue to play it.

                                  HOUSEKEEPING

Last year we began a practice of publishing a portfolio commentary for the two calendar quarters (March and September) when we do not publish a full annual or semi-annual Fund report. In order to help reduce Fund expenses, our practice is to deliver these interim portfolio comments only as part of another mailing we are already doing. Copies of the comments can be obtained by calling us at 1-800-622-2474, and are always available on our website. Speaking of the website, we are in the process of a redesign and expect to re-launch it later in the first quarter of 2001. Please check www.oakvaluefund.com for a refreshed look and expanded information about our Fund and philosophy. Thanks again for your continued support.


/s/ George W. Brumley, III
George W. Brumley, III, co-manager



/s/ David R. Carr, Jr.
David R. Carr, Jr. , co-manager

                                  A BRIEF ASIDE

We took note of a recent article in a major business periodical that characterized Larry Tisch's company (Loews) as "more of a closed-end mutual fund
- rather like Warren Buffett's Berkshire Hathaway." Less than a month later in the Wall Street Journal, we read that, "Berkshire's stock portfolio includes big stakes in Coca-Cola Co., Gillette Co., Washington Post Co. and American Express, Inc. The company also has extensive interests in insurance and reinsurance." With all due respect to the fourth estate, these folks are looking at Berkshire all wrong, particularly the Journal, which got it precisely backwards.

As we've indicated before, especially since the Gen Re acquisition and with the gearing up for growth at GEICO, Berkshire's value going forward will be essentially driven by insurance operations, of which investments are an important part, but only a part. We took the opportunity earlier this year to outline these very views in greater detail, in our series of research pieces on Berkshire. The third such piece, detailing Berkshire's insurance operations and their importance to the company and its value, is our most detailed published work in terms of describing the latent power that exists within the Berkshire model. We invite you to review it again or for the first time, at your convenience.

As a firm, we recently entered our third decade of owning Berkshire Hathaway on behalf of clients. We don't want to get off on a rant here, but...in that time we have heard the rather garden variety "closed-end fund" misperception about Berkshire Hathaway repeated often (let's just say we wish we had a nickel for every time). We would expect that nationally prominent publications would be more interested in reporting a more fresh and accurate take on things people "know" about a company like Berkshire than perpetuating trite characterizations. Our hope for that outcome springs eternal, but we aren't holding our collective breath.

On the other hand, it is important to us that our shareholders get our (yet another?) perspective of how we think about Berkshire. To that end, we provide several thoughts for your consideration. Berkshire Hathaway at its essence can be likened to a high-performance machine - let's say a car - that generates not speed and driving experience, but rather cash and "investing experience." To carry the analogy a bit further:

1) Insurance is the engine that drives Berkshire's value creation, primarily through its Gen Re, GEICO, and super-catastrophe reinsurance operations.

2) Equity investments - in operating businesses (historically including Executive Jet, Nebraska Furniture Mart, Sees Candy, et. al. and more recently adding the likes of Shaw Carpet, Justin Industries, Benjamin Moore, etc.) and to a lesser degree in publicly traded securities such as Coke, Gillette, Washington Post, etc. - are Berkshire's fuel for long-term wealth creation.

3) A rock solid balance sheet with essentially no debt, an enormous capital base, and conservative management principles for committing that capital are its state-of-the-art safety features.

4) The unique ability to invest in equity instruments versus traditional insurance operations' bond holdings represents a well-engineered performance advantage.

In Berkshire's case, where we don't see things as analogous to automotive manufacturing is the likelihood of the advantages ultimately being copycatted. (Speaking of "me-to-ism", consider television show formats: first came Survivor (bad enough) but how many "reality TV" - an oxymoron if ever there was one, and heavy on the latter two syllables at that - programs do we really need?) In contrast, we suspect no amount of reverse engineering will allow competitors to ever replicate Berkshire's set of unique advantages, which are dictated not by Warren Buffett "picking stocks" as the portfolio manager of a quasi-mutual fund, but by the intrinsic competitive advantages that have been cultivated for the benefit of Berkshire's shareholders as the result of decades of careful planning and astute operational moves on the part of its management team, particularly in its core insurance operations. Not that we have an opinion or anything.

IMPORTANT INFORMATION:

Authorized for distribution only if preceded or accompanied by a prospectus. Where shown or quoted, recent company returns (for example calendar quarter or trailing twelve months) are stock price changes only, and reflect neither dividends nor any fees associated with an investment in the Oak Value Fund (the "Fund"). This commentary seeks to describe our current views of the market and to highlight selected activity in the Fund. Any discussion of specific securities is intended to help shareholders understand the Fund's investment style, and should not be regarded as a recommendation of any security. Any displays detailing a summary of holdings (e.g., best and worst stocks, business category distribution, etc.) are based on the Fund's holdings on December 31, 2000 or held during the fourth quarter of 2000.

We do not attempt to address specifically how individual shareholders have fared, since shareholders also receive account statements showing their holdings and transactions. Information concerning the performance of the Fund and our recommendations over the last year are available upon request. Past performance is no indication of future performance. You should not assume that future recommendations will be as profitable or will equal the performance of past recommendations.

Statements referring to future actions or events, such as the future financial performance or ongoing business strategies of the companies in which the Fund invests, are based on the current expectations and projections about future events provided by various sources, including company management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. References to securities purchased or held are only as of the date of this communication to shareholders. Although the Fund's investment adviser focuses on long-term investments, holdings are subject to change.

This portfolio commentary may include statistical and other factual information obtained from third-party sources. We believe those sources to be accurate and reliable; however, we are not responsible for errors by them on which we reasonably rely. In addition, our comments are influenced by our analysis of information from a wide variety of sources and may contain syntheses, synopses, or excerpts of ideas from written or oral viewpoints provided to us by investment industry, press and other public sources about various economic, political, central bank, and other suspected influences on investment markets.

Although our comments focus on the most recent calendar quarter, we use this perspective only because it reflects industry convention. The Fund and its investment adviser do not subscribe to the notion that three-month calendar periods or other short-term periods are either appropriate for making judgments or useful in setting long-term expectations for returns from our, or any other, investment strategy. The Fund and its investment adviser do not subscribe to any particular viewpoint about causes and effects of events in the broad capital markets, other than that they are not predictable in advance. Specifically, nothing contained in the Fund portfolio commentary should be construed as a forecast of overall market movements, either in the short or long term.

Any hyperlinks and/or references to other web sites contained in this material are provided for your convenience and information. We do not assume any responsibility or liability for any information accessed via links to or referenced in third party web sites. The existence of these links and references is not an endorsement, approval or verification by us of any content available on any third party site. In providing access to other web sites, we are not recommending the purchase or sale of the stock issued by any company, nor are we endorsing products or services made available by the sponsor of any third party web site.

Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average Annual Total Returns for the Fund for periods ended 12/31/00: Since inception (1/18/93) = 18.1%, One Year = (18.2%), Five Years =
19.3%.

For more information about the Oak Value Fund, including a prospectus, please call 1-800-622-2474.

OAK VALUE FUND
PERFORMANCE INFORMATION
================================================================================

LINE CHART:

LEGEND INSIDE BORDER:
OAK VALUE FUND
AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2000
1 YEAR   5 YEARS  SINCE INCEPTION*
18.17%   19.32%   18.07%

          OAK VALUE FUND              S&P 500 INDEX
1/93              10,000                     10,000
                  10,350                   10,400.9
6/93              10,360                   10,451.5
                  11,440                   10,721.6
12/93             12,205                   10,970.1
                11,614.6                   10,554.1
6/94            11,818.2                   10,598.5
                12,469.7                   11,116.7
12/94           12,020.7                     11,115
                13,158.2                   12,197.2
6/95            13,333.2                   13,361.5
                14,711.4                   14,423.4
12/95           15,486.9                   15,291.7
                16,632.4                   16,112.4
6/96            17,205.2                   16,835.6
                18,482.9                   17,356.6
12/96             19,976                   18,802.7
                20,044.5                   19,306.7
6/97            24,019.1                   22,678.9
                25,812.1                   24,375.9
12/97           27,507.1                   25,075.9
                31,255.3                   28,574.1
6/98              32,319                   29,517.7
                  26,295                   26,581.3
12/98             32,713                   32,242.3
                33,204.5                   33,849.8
6/99            34,515.8                   36,238.4
                28,874.2                   33,971.8
12/99           31,691.1                   39,026.8
                30,635.5                   39,921.6
6/00            31,786.5                   38,861.1
                33,481.4                   38,484.6
12/00           37,449.3                   35,473.4



Past performance is not predictive of future performance.


                            CUMULATIVE TOTAL RETURNS
                                                                                                     SINCE
                    CALENDAR  CALENDAR CALENDAR  CALENDAR CALENDAR  CALENDAR CALENDAR  CALENDAR   INCEPTION*
                      1993*     1994     1995      1996     1997      1998     1999      2000  (AS OF 12/31/00)
--------------------------------------------------------------------------------------------------------------
  Oak Value Fund     22.04%    -1.54%   28.89%    28.99%   37.70%    18.93%   -3.12%    18.17%      274.49%
  S&P 500 Index       9.60%     1.32%   37.58%    22.96%   33.36%    28.58%   21.04%    -9.12%      252.99%

                          AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------
                                   FOR THE PERIODS ENDED DECEMBER 31, 2000
                                                                                   SINCE
                      SIX MONTHS(A)     ONE YEAR   THREE YEARS   FIVE YEARS   INCEPTION*
----------------------------------------------------------------------------------------
   Oak Value Fund            17.82%       18.17%        10.83%       19.32%       18.07%
   S&P 500 Index             -8.72%       -9.12%        12.25%       18.33%       17.19%

* Inception date of the Oak Value Fund was January 18, 1993.

(A) Unannualized.

OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000 (UNAUDITED)
=================================================================================================
ASSETS
Investment securities at market value (acquisition cost of $252,871,768) (Note 2)   $ 320,458,981
Cash ............................................................................       8,911,507
Receivable for capital shares sold ..............................................           2,530
Interest and dividend receivable ................................................         317,356
                                                                                    -------------
     TOTAL ASSETS ...............................................................     329,690,374
                                                                                    -------------

LIABILITIES
Payable for capital shares redeemed..............................................          10,073
Accrued expenses and other payables:
   Investment advisor fees ......................................................         240,253
   Administrator fees ...........................................................          10,945
   Accounting services fees .....................................................           5,518
   Other ........................................................................          35,126
                                                                                    -------------
     TOTAL LIABILITIES ..........................................................         301,915
                                                                                    -------------

NET ASSETS ......................................................................   $ 329,388,459
                                                                                    =============

Net assets consist of:
Paid-in capital .................................................................   $ 260,262,039
Accumulated net investment loss .................................................         (77,513)
Accumulated net realized gains from investment transactions .....................       1,616,720
Net unrealized appreciation on investments ......................................      67,587,213
                                                                                    -------------

Net assets ......................................................................   $ 329,388,459
                                                                                    =============

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value) ....................................................      11,169,851
                                                                                    =============

Net asset value, offering price and redemption price per share (Note 2) .........   $       29.49
                                                                                    =============

See accompanying notes to financial statements.

                                       11

OAK VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2000 (UNAUDITED)
===================================================================================
INVESTMENT INCOME
   Dividends .......................................................   $  1,236,046
   Interest ........................................................        481,505
                                                                       ------------
     TOTAL INVESTMENT INCOME .......................................      1,717,551
                                                                       ------------

EXPENSES
   Investment advisory fees (Note 4) ...............................      1,292,912
   Administrative services fees (Note 4) ...........................         58,900
   Shareholder services and transfer agent fees (Note 4) ...........        171,034
   Accounting services fees (Note 4) ...............................         30,618
   Professional fees ...............................................         66,329
   Printing fees ...................................................         54,984
   Registration fees ...............................................         36,176
   Custodian fees ..................................................         36,864
   Trustees' fees and expenses .....................................         55,925
   Miscellaneous fees ..............................................         15,386
   Insurance expense ...............................................          9,210
                                                                       ------------

     TOTAL EXPENSES ................................................      1,828,338
                                                                       ------------

        Less:  expenses paid by third party (Note 2) ...............        (33,274)
                                                                       ------------

     NET EXPENSES ..................................................      1,795,064
                                                                       ------------

NET INVESTMENT LOSS ................................................        (77,513)
                                                                       ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions ...................      3,822,057
   Net change in unrealized appreciation/depreciation on investments     43,415,395
                                                                       ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...................     47,237,452
                                                                       ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .........................   $ 47,159,939
                                                                       ============


See accompanying notes to financial statements.

                                       12

OAK VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
=====================================================================================================
                                                                          SIX MONTHS             YEAR
                                                                               ENDED            ENDED
                                                                        DECEMBER 31,         JUNE 30,
                                                                                2000             2000
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss) ....................................   $     (77,513)   $   1,121,899
   Net realized gains from investment transactions .................       3,822,057        6,275,284
   Net change in unrealized appreciation/depreciation on investments      43,415,395      (67,451,289)
                                                                       -------------    -------------
Net increase/decrease in net assets from operations ................      47,159,939      (60,054,106)
                                                                       -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ......................................              --       (1,121,899)
   In excess of net investment income ..............................              --             (414)
   From net realized gains from security transactions ..............      (1,205,731)      (6,275,284)
   In excess of net realized gains .................................              --         (244,657)
                                                                       -------------    -------------
Decrease in net assets from distributions to shareholders ..........      (1,205,731)      (7,642,254)
                                                                       -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold .......................................      65,302,961      129,614,288
   Dividends reinvested ............................................       1,173,880        7,377,186
   Cost of shares redeemed .........................................     (63,875,576)    (413,234,783)
                                                                       -------------    -------------
Net increase/decrease in net assets from capital share transactions        2,601,265     (276,243,309)
                                                                       -------------    -------------

NET INCREASE/DECREASE IN NET ASSETS ................................      48,555,473     (343,939,669)

NET ASSETS:
   Beginning of period .............................................     280,832,986      624,772,655
                                                                       -------------    -------------
   End of period ...................................................   $ 329,388,459    $ 280,832,986
                                                                       -============    =============

SUMMARY OF CAPITAL SHARE ACTIVITY:
   Shares sold .....................................................       2,349,538        5,203,161
   Shares reinvested ...............................................          41,947          292,323
   Shares redeemed .................................................      (2,398,593)     (16,660,660)
                                                                       -------------    -------------
   Net decrease in shares outstanding ..............................          (7,108)     (11,165,176)


   Shares outstanding, beginning of period .........................      11,176,959       22,342,135
                                                                       -------------    -------------
   Shares outstanding, end of period ...............................      11,169,851       11,176,959
                                                                       -============    =============


See accompanying notes to financial statements.

                                       13

OAK VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================================================
                                            SIX MONTHS       YEAR        YEAR       YEAR        YEAR      YEAR
                                              ENDED         ENDED       ENDED      ENDED       ENDED      ENDED
                                           DECEMBER 31,    JUNE 30,    JUNE 30,   JUNE 30,    JUNE 30,   JUNE 30,
                                               2000          2000        1999       1998        1997      1996
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
Net asset value beginning of period......... $ 25.13        $ 27.96     $ 27.04    $ 20.63     $ 15.62    $ 12.19
                                             -------        -------     -------    -------     -------    -------

Income from investment operations:
   Net investment income (loss).............   (0.01)          0.11        0.07       0.05       (0.02)     (0.04)
   Net realized and unrealized gains
     (losses) on investments................    4.48          (1.48)       1.76       6.98        6.06       3.57
                                             -------        -------     -------    -------     -------    -------
Total from investment operations............    4.47          (1.37)       1.83       7.03        6.04       3.53
                                             -------        -------     -------    -------     -------    -------

Less distributions:
   From net investment income...............      --          (0.11)      (0.07)     (0.05)         --         --
   From net realized gains from
     security transactions..................   (0.11)         (1.30)      (0.81)     (0.44)      (1.03)     (0.10)
   In excess of net realized gains..........      --          (0.05)      (0.03)     (0.13)         --         --
                                             -------        -------     -------    -------     -------    -------
Total Distributions.........................   (0.11)         (1.46)      (0.91)     (0.62)      (1.03)     (0.10)
                                             -------        -------     -------    -------     -------    -------


Net asset value at end of period............ $ 29.49        $ 25.13     $ 27.96    $ 27.04     $ 20.63    $ 15.62
                                             =======        =======     =======    =======     =======    =======


Total Return................................  17.82%(c)      (7.91%)      6.80%     34.56%      39.60%     29.04%
                                             =======        =======     =======    =======     =======    =======


Net Assets at end of period (000's)......... $329,388      $280,833    $624,773   $433,903     $82,661    $22,066
                                             ========      ========    ========   ========     =======    =======

Ratio of expenses to average net assets(a)..    1.25%(b)      1.13%       1.10%      1.22%       1.59%      1.90%

Ratio of net investment income (loss)
   to average net assets....................   (0.05%)(b)     0.28%       0.27%      0.41%      (0.16%)    (0.43%)

Portfolio turnover rate.....................      26%           22%         38%        15%         22%        58%

(a) Absent fee waivers and/or expense reimbursements by the Advisor, or the use of earnings credits on cash balances, the ratios of expenses to average net assets would have been 1.27%, 1.14% and 2.15% for the periods ended
     December 31, 2000, June 30, 2000 and June 30, 1996, respectively.

(b)  Annualized.

(c)  Not annualized.

See accompanying notes to financial statements.

                                       14


OAK VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000 (UNAUDITED)
================================================================================
                                                                      MARKET
     SHARES      COMMON STOCKS  (87.3%):                              VALUE

--------------------------------------------------------------------------------
                 CONSUMER RELATED  (12.5%):
        317,100  Avon Products, Inc. .........................     $  15,181,163
        219,150  Coca-Cola Co. ...............................        13,354,453
        190,795  Gillette Co. ................................         6,892,469
        332,650  Republic Services, Inc.(b)...................         5,717,422
                                                                   -------------
                                                                      41,145,507
                                                                   -------------
                 DIVERSIFIED  (11.7%):
            100  Berkshire Hathaway, Inc. - Class A(b)........         7,100,000
         12,054  Berkshire Hathaway, Inc. - Class B(b)........        28,375,116
        319,325  Cendant Corp.(b).............................         3,073,503
                                                                   -------------
                                                                      38,548,619
                                                                   -------------
                 FINANCE RELATED  (7.7%):
        213,075  Ambac Financial Group, Inc. .................        12,424,936
        234,200  Household International, Inc. ...............        12,881,000
                                                                   -------------
                                                                      25,305,936
                                                                   -------------
                 INSURANCE  (7.9%):
        127,775  AFLAC, Inc. .................................         9,223,758
         57,900  PartnerRe Ltd. ..............................         3,531,900
         78,800  RLI Corp. ...................................         3,521,375
        110,375  XL Capital Ltd. - Class A....................         9,644,015
                                                                   -------------
                                                                      25,921,048
                                                                   -------------
                 MARKETING SERVICES  (9.5%):
        452,475  Interpublic Group Cos., Inc. ................        19,258,467
        378,625  Valassis Communications, Inc.(b).............        11,950,352
                                                                   -------------
                                                                      31,208,819
                                                                   -------------
                 MEDIA  (12.8%):
        266,610  E. W. Scripps Co. ...........................        16,763,103
        488,100  USA Networks, Inc.(b)........................         9,487,444
         25,940  Washington Post Co. - Class B................        16,001,738
                                                                   -------------
                                                                      42,252,285
                                                                   -------------
                 RETAIL  (2.2%):
        226,340  Tiffany & Co. ...............................         7,158,003
                                                                   -------------

                 TECHNOLOGY  (9.0%):
        428,025  Compaq Computer Corp.  ......................         6,441,776
        237,450  Lexmark International, Inc.(b)...............        10,522,003
        295,350  Sabre Holdings Corp.(b)......................        12,736,969
                                                                   -------------
                                                                      29,700,748
                                                                   -------------

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================

                                                                      MARKET
     SHARES      COMMON STOCKS  (87.3%): (CONTINUED)                  VALUE

--------------------------------------------------------------------------------
                 TELECOMMUNICATIONS  (14.0%):
        635,150  Charter Communications, Inc.(b)..............     $  14,409,965
        402,350  Comcast Corp. - Special Class A(b)...........        16,798,112
        104,175  Tellabs, Inc.(b).............................         5,885,888
        183,612  Verizon Communications, Inc. ................         9,203,552
                                                                   -------------
                                                                      46,297,517
                                                                   -------------

                 TOTAL COMMON STOCKS (COST $219,951,269)           $ 287,538,482
                                                                   -------------


                 CASH EQUIVALENTS (10.0%):
     16,460,249  HSBC Investor Money Market Fund - Class A....        16,460,249
     16,460,250  Valiant General Money Market Fund - Class A..        16,460,250
                                                                   -------------

                 TOTAL CASH EQUIVALENTS (COST $32,920,499)....        32,920,499
                                                                   -------------

                 TOTAL INVESTMENTS
                 (COST $252,871,768)(A) -- 97.3%..............     $ 320,458,981

                 CASH AND OTHER ASSETS,
                 IN EXCESS OF LIABILITIES -- 2.7%.............         8,929,478
                                                                   -------------

                 NET ASSETS -- 100.0%.........................     $ 329,388,459
                                                                   =============


(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.......... $ 74,603,952
         Unrealized depreciation..........   (7,016,739)
                                           ------------
         Net unrealized appreciation       $ 67,587,213
                                           ============

(b)  Non-income producing security.


See accompanying notes to financial statements.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 (UNAUDITED)
================================================================================

1.  ORGANIZATION
The Oak Value Fund (the Fund) is a diversified series of shares of The Tuscarora Investment Trust (the Trust). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, was organized as a Massachusetts business trust on March 3, 1995. The Fund itself began operations on January 18, 1993 as a series of the Albemarle Investment Trust.

The investment objective of the Fund is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Fund's significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Investments in investment companies are valued at their respective net asset values as reported by such companies.

REPURCHASE AGREEMENTS -- The Fund may acquire repurchase agreements from financial institutions such as banks and broker-dealers that the Trust's investment adviser deems creditworthy under the guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Repurchase agreements are considered to be loans under the 1940 Act.

SHARE VALUATION -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid semi-annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. The "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income is recognized on an accrual basis and dividends are recorded on the ex-dividend date.

FEDERAL INCOME TAX -- It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

OTHER -- The Fund may maintain a cash balance with the custodian and receive a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the six months ended December 31, 2000, custodian fees and expenses paid by third parties were $33,274. There was no effect on net investment income since the Fund would otherwise have invested such cash amounts in a short term interest-bearing asset.

3.  INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $71,018,894 and $100,455,014 respectively, for the six months ended December 31, 2000.

4.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Oak Value Capital Management, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION, TRANSFER AGENCY AND FUND ACCOUNTING AGREEMENTS
Effective November 22, 1999, BISYS Fund Services Ohio, Inc. (BISYS) assumed the role of administrator, transfer agent and accounting services agent for the Trust.

Under the terms of the Administration Agreement with the Trust, BISYS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. BISYS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, BISYS receives a monthly fee based on the Fund's average daily net assets.

Under the terms of the Transfer Agency Agreement with the Trust, BISYS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, BISYS receives a monthly fee based on the number of shareholder accounts in the Fund. In addition, the Fund pays BISYS out-of-pocket expenses including, but not limited to, postage and supplies.

Under the terms of the Fund Accounting Agreement with the Trust, BISYS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, BISYS receives a monthly fee based on the Fund's average daily net assets. In addition, the Fund pays certain out-of-pocket expenses incurred by BISYS in obtaining valuations for the Fund's portfolio securities.

Prior to November 22, 1999, Administrator, Transfer Agency, and Fund Accounting Services were provided to the Trust under the terms of corresponding agreements between the Trust and Countrywide Fund Services, Inc.

Certain trustees and officers of the Trust are also officers of the Adviser or BISYS. Such trustees and officers receive no direct payments or fees from the Trust for serving as officers.

5.  FEDERAL INCOME TAX INFORMATION (UNAUDITED):
For the taxable year ended June 30, 2000, 100% of income dividends paid by the Fund qualify for the dividends received deduction available to corporations. Additionally, during the year ended June 30, 2000, the Fund had $4,809,786 in long-term capital gain distributions.

OAK VALUE FUND

INVESTMENT ADVISER
Oak Value Capital Management, Inc.
3100 Tower Boulevard, Suite 700
Durham, North Carolina 27707
1-800-680-4199
www.oakvaluefund.com

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Rd.
Columbus, OH 43219

INDEPENDENT AUDITORS
Arthur Andersen LLP
41 South High Street
Columbus, Ohio 43215

CUSTODIAN
The Bank of New York
100 Church St.
New York, NY 10286

BOARD OF TRUSTEES
George W. Brumley, III
C. Russell Bryan
David R. Carr, Jr.
John M. Day
Joseph T. Jordan, Jr.

OFFICERS
George W. Brumley, III, President
David R. Carr, Jr., Vice President
Georgette Prigal, Vice President
Nadeem Yousaf, Treasurer


This report is for the information of the shareholders of the Oak Value Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.




                               SEMI-ANNUAL REPORT
                                DECEMBER 31, 2000

                                   (UNAUDITED)

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